UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2008

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On June 25, 2008, Aileen Ryan, the Vice President, Regulatory Affairs of Vion Pharmaceuticals, Inc. (the “Company”), advised the Company of her intent to resign effective July 11, 2008.

The Company anticipates that it will file a New Drug Application (NDA) for Cloretazine® (VNP40101M) based on a Phase II trial of the drug as a single agent in elderly patients with de novo poor-risk AML in 2009 rather than during 2008, as previously projected by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: June 30, 2008	By:	/s/ Howard B. Johnson
	Name:	Howard B. Johnson
	Title:	President and Chief Financial Officer